UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549
                                _____

                               FORM 8-K
                            CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15 (d)
                OF THE SECURITIES EXCHANGE ACT OF 1934
           Date of Report (date of earliest event reported)
                          February 16, 2007

                     Permanent Master Issuer plc
      (Exact name of issuing entity as specified in its charter)
                  Permanent Funding (No. 2) Limited
        (Exact name of depositor as specified in its charter)
                             Halifax plc
         (Exact name of sponsor as specified in its charter)

        England and Wales             333-140655                 N/A
   (State or other jurisdiction      (Commission            (IRS Employer
        of incorporation)            File Number)             ID Number)

35 Great St. Helen's, London, United Kingdom             EC3A 6AP
(Address of principal executive offices)                (Zip Code)

Registrant's Telephone Number,                       +44 (0)20 7398-6300
including area code:
                                                     No Change

    (Former name or former address, if changed since last report)



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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[BOX]     Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[BOX]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[BOX]     Pre-commencement communications pursuant to Rule 14d-2(d) under the
     Exchange Act (17 CFR 240.14d-2(b))

[BOX]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

     Pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K, Permanent Funding (No. 2) Limited is filing a prospectus and a preliminary prospectus supplement dated February 14, 2007 (the "Prospectus Supplement") with the Securities and Exchange Commission (the "Commission") relating to the Issue 2007-1 Series 1 Class A, Series 2 Class A, Series 5 Class A, Series 1 Class B, Series 2 Class B, Series 1 Class C and Series 2 Class C Notes to be issued by Permanent Master Issuer plc (the "Notes").

     The consolidated financial statements of Deutsche Bank Aktiengesellschaft ("Deutsche Bank") and its subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, which were prepared in accordance with U.S. generally accepted accounting principles, and included in, or as exhibits to, Deutsche Bank's Annual Report on Form 20-F for the year ended December 31, 2005 (which was filed with the Commission on March 23, 2006) (the "Deutsche Bank Financial Statements"), are incorporated by reference in the preliminary prospectus supplement relating to the Notes. The Deutsche Bank Financial Statements are incorporated by reference in the preliminary prospectus supplement relating to the Notes on reliance upon the audit report of KPMG Deutsche Treuhand-Gesellschaft Aktiengesellschaft Wirtschaftsprufungsgesellschaft, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

     The consolidated statements of financial condition of Credit Suisse (USA), Inc. and subsidiaries ("CSUSA") as of December 31, 2005 and 2004, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 2005, which appear in CSUSA's Annual Report on Form 10-K for the year ended December 31, 2005 filed with the Commission on March 20, 2006 are incorporated by reference in this Form 8-K and in the Prospectus Supplement.

     The condensed consolidated statement of financial condition of CSUSA as of September 30, 2006, the related condensed consolidated statements of income for the three and nine-month periods ended September 30, 2006 and 2005, and the related condensed consolidated statements of changes in stockholder's equity and cash flows for the nine-month periods ended September 30, 2006 and 2005 contained in CSUSA's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2006, filed with the SEC on November 14, 2006 are incorporated by reference in this Form 8-K and in the Prospectus Supplement.

     In connection with the issuance of the Notes, the Registrant is filing herewith the consent of KPMG LLP ("KPMG") to their being referred to as "Experts" in the Prospectus Supplement and the incorporation by reference of their report on the consolidated statements of financial condition of CSUSA, as of December 31, 2005 and 2004, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 2005, in the Registration Statement of the Registrant (Registration No. 333-137495) and in the Prospectus Supplement referred to above related to the issuance of the Notes. The consent of KPMG is attached hereto as Exhibit 23.2.


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Item 9.01.  Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d)   Exhibits:

            23.1  Consent of KPMG Deutsche Treuhand-Gesellschaft
                  Aktiengesellschaft Wirtschaftsprufungsgesellschaft,
                  independent registered public accounting firm of Deutsche Bank Aktiengesellschaft.
            23.2 Consent of KPMG LLP, independent registered public accounting firm of Credit Suisse (USA), Inc.


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PERMANENT FUNDING (NO. 2) LIMITED,



                            By: /s/ James Macdonald_____________
                            Name:   SFM Directors Limited by its
                                    authorized person
                                    James Macdonald for and on its behalf
                            Title:  Director



Dated:  February 16, 2007


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                                 EXHIBIT INDEX



Exhibit No.         Description                                         Page No.

23.1           Consent of KPMG Deutsche Treuhand-Gesellschaft
               Aktiengesellschaft Wirtschaftsprufungsgesellschaft,
               independent registered public accounting firm of Deutsche Bank Aktiengesellschaft

23.2 Consent of KPMG LLP, independent registered public accounting firm of Credit Suisse (USA), Inc.


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                                                                   EXHIBIT 23.1



           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Supervisory Board of
Deutsche Bank Aktiengesellschaft

We consent to the incorporation by reference in the Registration Statement (No. 333-137495) of Permanent Funding (No. 2) Limited (Issue of Series 2007-1 Notes) of our audit report dated March 9, 2006 with respect to the consolidated balance sheets of Deutsche Bank Aktiengesellschaft and subsidiaries (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, comprehensive income, changes in shareholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2005, and to the reference to our firm under the heading "Independent Registered Public Accounting Firm" in the prospectus supplement.

Our audit report refers to the fact that the Company adopted FASB Interpretation No. 46 "Consolidation of Variable Interest Entities" and Statement of Financial Accounting Standards No. 150 "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" during 2003.


/s/ KPMG Deutsche Treuhand-Gesellschaft Aktiengesellschaft
Wirtschaftsprufungsgesellschaft


Frankfurt am Main (Germany)
February 8, 2007


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                                                                   EXHIBIT 23.2



           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
Credit Suisse (USA), Inc.:

We consent to the use of our report dated March 20, 2006, with respect to the consolidated statements of financial condition of Credit Suisse (USA), Inc. and subsidiaries as of December 31, 2005 and 2004, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 2005, which report is incorporated by reference in the preliminary prospectus supplement dated February 14, 2007 forming part of the registration statement on Form S-3 (No. 333-137495) and to the reference to our firm as "Experts" in such preliminary prospectus supplement.

Our report refers to changes in accounting for share-based compensation and variable interest entities.


/s/ KPMG LLP


New York, New York
February 12, 2007